Exhibit 32

BOL BANCSHARES, INC.

CERTIFICATION OF PERIODIC FINANCIAL REPORT

          Pursuant to 18 U.S.C. Section 1350

	Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of BOL Bancshares, Inc. ("Company") certifies that the quarterly report on Form 10-Q of the Company for the quarter ended March 31, 2009 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities
Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:  May 7, 2009			/s/ G. Harrison Scott
                                    G. Harrison Scott
						Chairman





Date:  May 7, 2009			/s/ Peggy L. Schaefer
                                    Peggy L. Schaefer
                                    Treasurer